SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant |X|
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]     Preliminary proxy statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|     Definitive proxy statement
[ ]     Definitive additional materials
[ ]     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                       CONNECTICUT BANCSHARES, INC.
---------------------------------------------------
             (Name of Registrant as Specified in Its Charter)


             (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of filing fee (Check the appropriate box):
|X|     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:
                            N/A
        -----------------------
(2)     Aggregate number of securities to which transactions applies:
                            N/A
        -----------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                            N/A
        -----------------------
(4)     Proposed maximum aggregate value of transaction:

                            N/A
        -----------------------
(5)     Total fee paid:
                            N/A
        -----------------------
[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:
                            N/A
        -----------------------
(2)     Form, schedule or registration statement no.:
                            N/A
        -----------------------
(3)      Filing party:
                            N/A
        -----------------------
(4)      Date filed:
                            N/A
        -----------------------

                                  April 9, 2002



Dear Stockholder:

        You are cordially invited to attend the annual meeting of stockholders of Connecticut Bancshares, Inc. The meeting will be held at The Colony, 51 Hartford Turnpike, Route 83, Vernon, Connecticut on Thursday, May 16, 2002, at 2:00 p.m., local time.

        The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company will be present, and a representative of Arthur Andersen LLP, the Company's former independent auditors, and a representative of Deloitte & Touche LLP, the Company's current independent auditors, are expected to be present, to respond to appropriate questions of stockholders.

        It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

        We look forward to seeing you at the meeting.

                                   Sincerely,

                                   /s/ Richard P. Meduski

                                   Richard P. Meduski
                                   President and Chief Executive Officer

                          CONNECTICUT BANCSHARES, INC.
                                 923 MAIN STREET
                          MANCHESTER, CONNECTICUT 06040
                                 (860) 646-1700


--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------



        Connecticut Bancshares, Inc. (the "Company") will hold its annual meeting of stockholders at The Colony, 51 Hartford Turnpike, Route 83, Vernon, Connecticut, on May 16, 2002, at 2:00 p.m., local time, for the following purposes:

        1.   To elect four (4) directors to serve for a term of three years;

        2. To approve the Connecticut Bancshares, Inc. 2002 Equity Compensation Plan;

        3. To ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the year ending December 31, 2002; and

        4. To transact any other business that may properly come before the meeting.

        NOTE: The Board of Directors is not aware of any other business to come before the meeting.

        Only stockholders of record at the close of business on March 25, 2002 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

        Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Carole L. Yungk

                                   Carole L. Yungk
                                   Corporate Secretary

Manchester, Connecticut
April 9, 2002


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                          CONNECTICUT BANCSHARES, INC.

--------------------------------------------------------------------------------


         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Connecticut Bancshares, Inc. (the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for The Savings Bank of Manchester (the "Bank"). The annual meeting will be held at The Colony, 51 Hartford Turnpike, Route 83, Vernon, Connecticut, on May 16, 2002, at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to shareholders of record on or about April 9, 2002.


--------------------------------------------------------------------------------

                           VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

WHO CAN VOTE AT THE MEETING

        You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on March 25, 2002. As of the close of business on that date, a total of 11,249,826 shares of Company common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, recordholders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote with respect to those shares held in excess of the 10% limit. In addition, the Company's Certificate of Incorporation also provides that recordholders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 5% of the Company's outstanding shares are not entitled to any vote with respect to those shares held in excess of the 5% limit, unless the beneficial owner owns, holds or controls such shares in the ordinary course of business and not with the purpose or effect of changing or influencing the control of the Company.

ATTENDING THE MEETING

        If you are a beneficial owner of Company common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from your bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

        The annual meeting will be held only if there is a quorum. A majority of the outstanding shares of common stock entitled to vote and represented at the meeting constitutes a quorum. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

        In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the approval of the Connecticut Bancshares, Inc. 2002 Equity Compensation Plan and the ratification of the appointment of Deloitte & Touche LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. These matters will be decided by the affirmative vote of a majority of the votes cast on the matter. Broker non-votes and abstentions will have no effect on the voting.

VOTING BY PROXY

        The Company's Board of Directors is sending you this proxy statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. If you are a stockholder of record (i.e., do not hold your shares in street name), you may vote by proxy either by completing the enclosed proxy card and mailing it in the postage-prepaid envelope provided, by telephone or by Internet. Please see the enclosed proxy card for instructions for telephone and Internet proxy voting procedures.

        All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES, "FOR" APPROVAL OF THE 2002 EQUITY COMPENSATION PLAN AND "FOR" RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS.

        If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

        You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver another valid proxy that bears a later date, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself revoke your proxy.

        If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that is provided by your broker, bank or other nominee and which accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

PARTICIPANTS IN THE BANK'S ESOP AND SAVINGS PLAN

        If you participate in the Bank's Employee Stock Ownership Plan (the "ESOP"), or if you hold shares of Company common stock through the Bank's Savings Plan, you will receive with this proxy statement a voting instruction form for each plan that reflects all shares you may vote under the plan. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to the participant's plan account. Subject to the exercise of its fiduciary duties, the ESOP trustee will vote all unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the Savings Plan, a participant is entitled to direct the trustee as to the shares credited to his or her account. The trustee will vote all shares for which no directions are given or for which timely instructions were not received in the same proportion as shares for which the trustee received timely voting instructions. The deadline for returning your voting instructions to each of the plan's trustees is May 9, 2002.

--------------------------------------------------------------------------------

                                 STOCK OWNERSHIP

--------------------------------------------------------------------------------

        The following table provides information as of March 25, 2002, about the persons known by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which the person has, directly or indirectly, sole or shared voting or investment power.

                                                                 PERCENT OF
NAME AND ADDRESS                         NUMBER OF SHARES       COMMON STOCK
                                              OWNED              OUTSTANDING
-------------------------------------  ---------------------  ------------------

Wellington Management Company, LLP         1,080,700(1)             9.6%
75 State Street
Boston, MA 02109

The Savings Bank of Manchester              897,725(2)              8.0%
Employee Stock Ownership Plan
923 Main Street
Manchester, CT 06040


SBM Charitable Foundation, Inc.             832,000(3)              7.4%
923 Main Street
Manchester, CT  06040

Private Capital Management, L.P.            586,400(4)              5.2%
Bruce S. Sherman
Gregg J. Powers
8889 Pelican Bay Boulevard
Naples, FL 34108
--------------------------
(1) Based on information disclosed in a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2002.
(2) Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. As of March 25, 2002, 118,973 shares had been allocated under the ESOP and 778,752 shares remain unallocated. The ESOP trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received timely voting instructions from participants.
(3) SBM Charitable Foundation, Inc. was established and funded in connection with the Bank's conversion to the stock holding company form of organization on March 1, 2000. The terms of the gift instrument require that all shares of common stock held by the SBM Charitable Foundation, Inc. must be voted in the same ratio as all other shares of the Company's common stock on all proposals considered by stockholders of the Company.
(4) Based on information disclosed in a Schedule 13G filed with the Securities and Exchange Commission on February 19, 2002.

        The following table provides information as of March 25, 2002 about the shares of Company common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.


                                                                                       NUMBER OF
                                                                                    SHARES THAT MAY
                                                                                      BE ACQUIRED
                                                                      NUMBER OF      WITHIN 60 DAYS     PERCENT OF
                                                                    SHARES OWNED     BY EXERCISING     COMMON STOCK
NAME                                                                (1)(2)(3)(4)        OPTIONS       OUTSTANDING (5)
----                                                               -------------    ---------------   --------------

Douglas K. Anderson                                                      79,789(6)           17,972        *
A. Paul Berte                                                               17,131            2,808        *
Timothy J. Devanney                                                   18,882(7)(8)            5,616        *
Sheila B. Flanagan                                                       36,232(9)            5,616        *
Michael J. Hartl                                                             3,019            2,000        *
John D. LaBelle, Jr.                                                    17,232(10)            5,616        *
Eric A. Marziali                                                            41,848                -        *
Richard P. Meduski                                                     133,720(11)           44,928      1.6%
Timothy J. Moynihan                                                      2,500(12)                -        *
Jon L. Norris                                                               16,240            2,808        *
William D. O'Neill                                                       40,232(8)            5,616        *
Charles L. Pike                                                             78,729           22,464        *
Laurence P. Rubinow                                                     37,232(13)            4,616        *
Roger A. Somerville                                                     42,793(14)            5,000        *
John G. Sommers                                                         36,232(15)            5,616        *
Thomas E. Toomey                                                        16,232(16)            3,616        *
Gregory S. Wolff                                                        37,043(17)                -        *
All Directors and Executive Officers as a Group (20 persons)            651,086(8)          134,292      6.9%

--------------------------
*Less than 1.0% of shares outstanding.

(1) Includes shares of unvested restricted stock awarded as follows: each of Messrs. Berte, Devanney, LaBelle, Marziali, Norris, O'Neill, Rubinow, Sommers, Toomey and Wolff and Ms. Flanagan, 8,985; Mr. Meduski, 84,651 shares; Mr. Pike, 51,913 shares; Mr. Anderson, 41,130 shares; Mr. Somerville, 25,159 shares; and Mr. Hartl, 1,600 shares. Each participant has voting but not investment power as to shares of unvested restricted stock.
(2) Includes shares held in trust by The Savings Bank of Manchester Savings 401(k) Plan as to which each individual has investment power as follows:
      Mr. Meduski, 25,336 shares; Mr. Pike, 25,336 shares; Mr. Anderson, 16,296 shares; Mr. Somerville, 11,179 shares; and Mr. Hartl, 428 shares.
(3) Includes shares held in a separate trust in which Guarantee Trust Company serves as a trustee as follows: Ms. Flanagan, 7,000 shares; Mr. LaBelle, 1,500 shares; and Mr. Anderson, 8,500 shares.
(4) Includes shares allocated to the account of individuals under the ESOP as of December 31, 2001 as to which each individual has voting but not investment power as follows: Mr. Meduski, 1,480 shares; Mr. Anderson, 1,480 shares; Mr. Pike, 1,480 shares; Mr. Somerville, 1,478 shares; and Mr. Hartl 749 shares.
(5) Based on 11,249,826 shares of Company common stock outstanding and entitled to vote as of March 25, 2002, plus the number of shares that may be acquired through the exercise of stock options exercisable within 60 days of March 25, 2002.
(6) Includes 2,000 shares held by Mr. Anderson's children and 100 shares held by Mr. Anderson's spouse.
(7) Includes 450 shares held by Mr. Devanney's children, 200 shares held by Mr. Devanney as custodian for his children under the Connecticut UGMA and 2,000 shares represents Mr. Devanney's beneficial interest of shares owned by Highland Park Market of Glastonbury, Inc. and by Highland Park Market, Inc.
(8) Includes 4,000 shares owned by the St. James School Foundation, Inc. Messrs. Devanney and O'Neill serve as trustees of the foundation and share voting control with others with respect to the shares owned by the foundation.
(9) Includes 18,000 shares held by Ms. Flanagan's spouse's individual retirement account.
(10) Includes 1,000 shares held by Mr. LaBelle's spouse, 1,500 shares held by Mr. LaBelle's spouse as custodian for their children and 1,000 shares held in a separate trust through the LaBelle, LaBelle, Naab & Horvath, P.C. Profit Sharing Plan.
(11)  Includes 1,090 shares held by Mr. Meduski's spouse.
(12) Includes 2,500 shares held by Mr. Moynihan's individual retirement account.
(13) Includes 5,000 shares held by Mr. Rubinow's son and 7,500 shares held by Mr. Rubinow's spouse.
(14) Includes 900 shares held by Mr. Somerville's spouse's individual retirement account.
(15) Includes 10,000 shares representing Mr. Sommers' beneficial interest of shares owned by Allied Printing Services, Inc.
(16)  Includes 1,000 shares held by Mr. Toomey's spouse.
(17)  Includes 12,694 shares held by Mr. Wolff's individual retirement account.

--------------------------------------------------------------------------------

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

--------------------------------------------------------------------------------

        The four nominees for election as director were unanimously nominated by the Nominating Committee of the Board of Directors. None of the nominees were nominated according to any agreement or understanding between any of them and the Company.

        The Connecticut Bancshares, Inc. 2002 Equity Compensation Plan is being presented to stockholders for approval. See Proposal 2 for more information. Directors, officers and employees of the Company and the Bank may be granted stock awards and options under the 2002 Equity Compensation Plan.

--------------------------------------------------------------------------------

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

        The Company's Board of Directors consists of thirteen members, twelve of whom are not employees of the Company or the Bank. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election this year are Timothy
J. Devanney, Sheila B. Flanagan, Eric A. Marziali and William D. O'Neill, each of whom is a director of the Company and the Bank.

        It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES.

        Information regarding each nominee, as well as each director continuing in office and each executive officer who is not a director, is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated in each individual's biography is as of December 31, 2001. The indicated period for service as a director includes service as a director of the Bank. There are no family relationships among the directors except that Mr. Toomey's niece is married to Mr. Devanney.

NOMINEES FOR ELECTION AS DIRECTORS

        Timothy J. Devanney is the President of Highland Park Market of Manchester and Highland Park Market of Glastonbury, and a Member of Highland Park Market of Farmington L.L.C., all of which are retail grocery businesses. Mr. Devanney is 49 years old and has been a director since 1999.

        Sheila B. Flanagan is a retired attorney and acted as a consultant between 1996 and 1999. Before 1996, she served as in-house counsel to the Massachusetts Mutual Life Insurance Company. Ms. Flanagan is 61 years old and has been a director since 1987.

        Eric A. Marziali has served as the President of United Abrasives, Inc. and SAIT Overseas Trading and Technical Corp., and Vice President of United Abrasives Canada, Inc., all related entities, which manufacture abrasive products, since 1982. Mr. Marziali is 43 years old and has been a director since 1999.

        William D. O'Neill is an Adjunct Professor at the College of Engineering at the University of Rhode Island. Before he became an Adjunct Professor, Mr. O'Neill was a consultant to Fuss & O'Neill Inc. and served as its President until June, 1999. Fuss & O'Neill is a civil and environmental engineering firm with headquarters in Manchester, Connecticut and offices in Massachusetts, Rhode Island and Vermont. Mr. O'Neill is 63 years old and has been a director since 1998.

DIRECTORS CONTINUING IN OFFICE

        The following directors have a term ending in 2003:

        A. Paul Berte is a self-employed attorney in Manchester, Connecticut. Mr. Berte is 60 years old and has been a director since 1993.

        John D. LaBelle, Jr. is a principal with the law firm of LaBelle, LaBelle, Naab & Horvath P.C., Manchester, Connecticut. Mr. LaBelle is 52 years old and has been a director since 1991.

        Jon L. Norris is the co-owner and operator of Independent Insurance Center, Inc., a full-service insurance agency in which he is also a principal financial partner. Mr. Norris also operates the Norris Corp. Insurance Agency. Mr. Norris is 60 years old and has been a director since 1996.

        Laurence P. Rubinow has served as Chairman of the Board of the Bank and the Company since 2000. He is the President and Chief Executive Officer of the law firm of Woodhouse, Rubinow & Macht, P.C., located in Manchester, Connecticut. Mr. Rubinow is the son of Eleanor S. Rubinow, a Director Emeritus. Mr. Rubinow is 57 years old and has been a director since 1996.

        Gregory S. Wolff has since April 2001 been a managing member of Wolff-Zackin Financial LLC, a business and wealth management firm located in Vernon, Connecticut. From 1985 to April, 2001, Mr. Wolff was chief executive officer of Wolff-Zackin & Associates Inc., an insurance agency. Mr. Wolff is 50 years old and has been a director since 1997.

        The following directors have a term ending in 2004:

        Richard P. Meduski has served as the President and Chief Executive Officer of the Company since its formation in 1999. From 1988 to October, 2001, Mr. Meduski was President and Treasurer of the Bank. Since October, 2001, Mr. Meduski has served as Chief Executive Officer and Treasurer of the Bank. Mr. Meduski is 56 years old and has been a director since 1983.

        John G. Sommers is the President of Allied Printing Services Inc., a commercial printing company, located in Manchester, Connecticut. Mr. Sommers is 46 years old and has been a director since 1993.

        Thomas E. Toomey is retired. Prior to his retirement, Mr. Toomey was the Executive Vice President of Marketing Specialists, Inc., a marketing firm. Until 1997, he was the President of Toomey DeLong Food Brokers, a wholesale grocer, which no longer operates. Mr. Toomey is 68 years old and has been a director since 1981.

        Timothy J. Moynihan is the former President of the Metro Hartford Chamber of Commerce and former director of First Federal Saving and Loan Association of East Hartford, Connecticut, which was acquired by the Company in August, 2001. Mr. Moynihan is 60 years old and has been a director since 2001.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

        Douglas K. Anderson joined the Bank in 1987 and served full-time as Executive Vice President until 1995, at which time he changed his employment status to part-time in order to become President and Chief Executive Officer of Open Solutions, Inc., a computer software provider, located in Glastonbury, Connecticut and the Bank's primary computer software provider. In 1999, Mr. Anderson resigned as President and Chief Executive Officer of Open Solutions, Inc. and returned to full-time employment with the Bank. Mr. Anderson is now a director and the President of the Bank, Executive Vice President of the Company and a director of Open Solutions, Inc. Mr. Anderson is 51 years of age.

        Charles L. Pike joined the Bank in 1983 and serves as the First Executive Vice President and Senior Loan Officer. Mr. Pike is also a director of the Bank and First Executive Vice President of the Company. Mr. Pike is 58 years of age.

        Roger A. Somerville joined the Bank in 1984 as a commercial loan officer. He has been Senior Vice President of Commercial Lending since 1988. Mr. Somerville is 57 years of age.

        Michael J. Hartl has been Senior Vice President of the Company since April, 2000, and was appointed Chief Financial Officer of the Bank and the Company in November, 2000. Prior to joining the Company in 2000, Mr. Hartl was Executive Vice President and Chief Financial Officer of Norwich Financial Corp. Mr. Hartl is 60 years of age.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Company and Bank conduct business through meetings of the Boards of Directors and through activities of their committees. The Board of Directors of the Company meets at least on a quarterly basis. The Board of Directors of the Bank generally meets on a monthly basis and may have additional meetings as needed. During 2001, the Board of Directors of the Company held 15 meetings and the Board of Directors of the Bank held 16 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and Committees on which such director served during 2001. The Board of Directors of the Company maintains the following committees, the nature and composition of which are described below:

        AUDIT COMMITTEE. The Audit Committee consists of Messrs. Norris, Berte, Devanney, LaBelle and Moynihan and Ms. Flanagan. The primary role of the Audit Committee is to assist the Board of Directors in its oversight of the integrity of the Company's processes and systems of internal control concerning accounting and financial reporting and to review compliance with applicable laws and regulations. The committee is also responsible for engaging the Company's independent auditor and its internal auditor and monitoring their conduct and independence. The Audit Committee met six times in 2001.

        COMPENSATION COMMITTEE. The Compensation Committee consists of Messrs. Marziali, Berte, Devanney, Sommers and Wolff and Ms. Flanagan. This committee is responsible for making recommendations to the full Board of Directors on all matters regarding compensation and fringe benefits. The Compensation Committee met 13 times in 2001.

        NOMINATING COMMITTEE. The Company's Nominating Committee, consisting of Messrs. Wolff, Marziali, Norris and Sommers, considers and recommends the nominees for director to stand for election at the Company's Annual Meeting of Shareholders. The Company's Bylaws provide for shareholder nominations for directors. See "Stockholder Proposals and Nominations." The Nominating Committee met six times in 2001 and also on March 5, 2002.

DIRECTORS' COMPENSATION

        FEES. Non-employee directors of the Bank each receive an annual retainer of $15,000, $750 for each board meeting attended and $200 for each committee meeting attended. In addition, the Chairman of the Audit Committee also receives an annual retainer of $5,000. Non-employee directors of the Company receive an annual retainer of $15,000. The Chairman of the Board of the Company receives an annual retainer of $90,000 in lieu of these amounts.

        DIRECTORS' CONSULTATION PLAN. The Bank maintains a post-retirement consultation program for incumbent non-employee directors to ensure the continued availability of its retired directors as consultants to management because of their significant knowledge of and involvement in the Bank's operations. A director who retires at age 70 with at least 10 years of service receives an annual benefit equal to 50% of the average cash board compensation (retainers and meeting fees) received by the director over the three years preceding retirement. The benefit increases by 5% for each additional year of service with a maximum benefit equal to 100% of final average board compensation payable after 20 years of service. The benefit is payable until the earlier to occur of the tenth anniversary of the director's retirement or the director's death. A director with at least 10 years of service may elect to retire before age 70 but after age 65 with a corresponding reduction in the benefit equal to 5% for each year the director's age is less than age 70. The plan provides that each married retired director is guaranteed at least five annual payments. If a retired director dies before the receipt of at least five annual payments, any remaining payments will be made to the retired director's surviving spouse to ensure that a minimum of five payments are made. The plan also provides that the surviving spouse of an active director with at least 10 years of service who dies before age 65 receives a benefit payable for five years equal to 50% of the benefit the director would have been eligible to receive had the director attained age 70 before his death, and that the surviving spouse of an active director with at least 10 years of service who dies after attaining age 65 receives a benefit payable for five years equal to 100% of what that director would have received. In the event of a change in control (as defined in the plan), each incumbent director will be deemed retired for purposes of the plan and will receive a lump sum benefit equal to the present value of the normal retirement benefit with each director assumed to have at least 10 years of service.

        INCENTIVE PLAN. Under the Connecticut Bancshares, Inc. 2000 Stock-Based Incentive Plan which was adopted by the Company's stockholders on October 2, 2000 and amended on May 14, 2001, each non-employee director of the Company or the Bank, except for Mr. Moynihan, received non-statutory stock options to purchase 28,080 shares of common stock at an exercise price of $17.625 per share, the fair market value of the common stock on December 15, 2000, the date the option was granted. Additionally, on January 2, 2001, non-employee directors, except for Mr. Moynihan, were granted stock awards for 11,232 shares. Both the awards and options vest equally over a five-year period. The Board of Directors amended the Incentive Plan on March 26, 2001 and the shareholders approved the amendment on May 14, 2001 to provide for acceleration of vesting of the options and stock awards upon a change in control of the Company or Bank or, at the discretion of the committee administering the Incentive Plan, upon an optionee's retirement.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

        SUMMARY COMPENSATION TABLE. The following information is furnished for the chief executive officer and the four other highest paid executive officers of the Bank who received salary and bonus of $100,000 or more during the year ended December 31, 2001 ("Named Executive Officers").


                                                         ANNUAL
                                                   COMPENSATION(1)       LONG-TERM COMPENSATION
                                                   ---------------       ----------------------
                                                                            RESTRICTED      SECURITIES             ALL
NAME AND                                                                      STOCK         UNDERLYING            OTHER
POSITION                                  YEAR     SALARY       BONUS(3)     AWARDS(4)    OPTIONS/SARs(#)   COMPENSATION(5)(6)
--------                                  ----     ------       --------    ----------    ---------------   ------------------

Richard P. Meduski .....................  2001     $350,000     $195,000    $1,931,106                --          $110,913
   Chief Executive Officer and            2000      330,750      125,000            --           224,640            77,823
   Treasurer                              1999      294,000      110,000            --                --            41,135


Douglas K. Anderson ....................  2001      192,600       86,700       938,287                --            35,807
  President                               2000      180,000       46,800            --            89,856            20,144
                                          1999       73,302       15,200            --                --             3,199


Charles L. Pike ........................  2001      232,447       83,700     1,184,279                --            41,925
   First Executive Vice President         2000      220,329       50,700            --           112,320            24,893
                                          1999      195,848       37,300            --                --             4,800


Roger A. Somerville ....................  2001      147,459       33,300       573,944                --            23,812
   Senior Vice President                  2000      140,437       25,300            --            25,000            18,329
                                          1999      124,883       27,500            --                --             4,339


Michael J. Hartl(2) ....................  2001      147,700       53,250        36,500                --            24,455
   Senior Vice President and              2000       68,077       19,600            --            10,000                --
   Chief Financial Officer


---------------------------
(1) Does not include the aggregate amount of perquisites and other personal benefits, which was less than 10% of the total annual salary and bonus reported.
(2)   Mr. Hartl began his employment with the Company in April, 2000.
(3)   Represents board awarded discretionary cash bonus.
(4)   Includes stock awards of 105,814, 51,413, 64,892, 31,449, and 2,000 shares granted to Messrs. Meduski, Anderson, Pike, Somerville and Hartl, respectively, under the Connecticut Bancshares, Inc. 2000 Stock-Based Incentive Plan. The dollar amounts set forth in the table represent the market value on the date of the grant. The awards began vesting in five equal annual installments on January 2, 2002, the first anniversary of the effective date of the awards. When shares become vested and are distributed, the recipients will also receive an amount equal to the accumulated cash and stock dividends (if any) with respect thereto, plus earnings thereon. All awards vest immediately upon termination of employment due to death, disability, or following a change in control. The vesting of awards may also be accelerated upon retirement. As of December 31, 2001, the market value of the stock awards held by Messrs. Meduski, Anderson, Pike, Somerville and Hartl was $2,735,292, $1,329,026, $1,677,458, $812,957 and $51,700, respectively.
(5) Consists of employer contributions to the Bank's 401(k) plan of $5,100, $5,100, $5,100, $4,424 and $5,093 and ESOP allocations with a market value of $19,388, $19,388, $19,388, $19,388 and $19,362, for Messrs. Meduski,
      Anderson, Pike, Somerville, and Hartl respectively. Also includes $36,335 paid to Mr. Meduski for premiums on an insurance policy in connection with an insurance-funded supplemental retirement program.
(6) Includes employer contributions under The Savings Bank of Manchester SERP for Messrs. Meduski, Anderson and Pike of $50,090, $11,319 and $17,437, respectively.

        EMPLOYMENT AGREEMENTS. The Bank and the Company maintain three-year employment agreements with Messrs. Meduski, Anderson, Pike and Somerville. Under the employment agreements, the current salary levels for Messrs. Meduski, Anderson, Pike and Somerville are $358,750, $197,415, $238,258 and $151,146,
respectively. On the anniversary of the commencement date of the employment agreements, the term of the employment agreements may be extended for an additional year at the discretion of the Board of Directors. The agreements are terminable by the employers at any time, by each executive if he is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by applicable regulations. If any executive's employment is terminated without cause or upon the executive's voluntary termination following the occurrence of an event described in the preceding sentence, the Bank or the Company would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

        The employment agreements also provide for a severance payment and other benefits in the event of involuntary termination of employment in connection with any change in control of the Bank or the Company. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment where, after a change in control, an executive is assigned duties inconsistent with his position, duties, responsibilities and status immediately before such change in control.

        Even though both the Bank and the Company employment agreements provide for a severance payment if a change in control occurs, the executive would only be entitled to receive a severance payment under one agreement. The executive would also be entitled to receive an additional tax indemnification payment if payments under the employment agreements or any other payments triggered liability under the Internal Revenue Code (the "Code") as an excise tax constituting "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments which equal or exceed three times the executive's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times the executive's average compensation over the preceding five-year period.

        Payments to the executive under the Bank's employment agreement are guaranteed by the Company if payments or benefits are not paid by the Bank. Payment under the Company's employment agreement will be made by the Company. The employment agreements also provide that the Bank and the Company will indemnify the executive to the fullest extent legally allowable.

        The employment agreements restrict each executive from competing against the Company or the Bank for a period of one year from the date of termination of the agreement if the executive is terminated without cause, except if such termination occurs after a change in control.

        CHANGE-IN-CONTROL AGREEMENT. The Bank entered into a three-year change in control agreement with Mr. Hartl in 2000. The agreement may be renewed annually by the Board of Directors. The agreement provides, that if following a change in control of the Company or the Bank, Mr. Hartl's employment with the Bank is terminated, involuntarily or under certain circumstances set forth in the agreement, voluntarily, Mr. Hartl is entitled to receive a severance payment equal to three times his average annual compensation for the five most recent taxable years preceding termination. In addition to his severance payment, Mr. Hartl is also entitled to continued life, medical and disability coverage for thirty-six (36) months following his termination of employment.

        PENSION PLAN. The Bank maintains a non-contributory pension plan for its employees. Generally, employees of the Bank begin participation in the pension plan once they reach age 21 and complete 1,000 hours of service in a consecutive 12-month period. A participant in the pension plan becomes vested in his or her accrued benefit under the pension plan upon the earlier of the: (i) attainment of the "normal retirement age" (as described in the pension plan) while employed at the Bank; or (ii) completion of five vesting years with the Bank. Participants are credited with vesting years for each plan year in which they complete at least 1,000 hours of service.

        A participant's accrued benefit under the pension plan is determined by multiplying 2% of the participant's annual compensation (defined as average annual compensation for the three consecutive calendar years that produce the highest average) by the number of years of service the participant has with the Bank up to thirty (30). However, pension benefits are reduced 1/15th for each of the first five years and 1/30th for each of the next five years, by which benefit commencement precedes normal retirement. Pension benefits are payable in equal monthly installments for life, or for married persons as a joint survivor annuity over the lives of the participant and spouse. If a participant dies while employed by the Bank, a death benefit will be payable to either his or her spouse or estate, or named beneficiary, equal to the entire amount of the participant's accrued benefit in the plan. If a participant is terminated from employment with a vested benefit and dies before starting to receive payments, the benefit will be payable on his or her behalf. Married participants in the pension plan may elect, with spousal consent where required by law, to receive their pension benefits in the form of a 50%, 75% or 100% joint and survivor annuity or a life only payment option.

        The following table indicates the annual retirement benefits that would be payable under the pension plan and the related supplemental executive retirement plan (see below) upon retirement at age 65 to a participant electing to receive his or her pension benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. Under the Code, maximum annual benefits under the pension plan are limited to $135,000 and annual compensation for calculation purposes is limited to $170,000 for the 2001 calendar year.


            AVERAGE                                      YEARS OF SERVICE
            ANNUAL       ----------------------------------------------------------------------------------
         COMPENSATION          5             10            15            20            25           30+
       -----------------  -----------   -----------   -----------   -----------   -----------   -----------
               $125,000     $12,500       $25,000       $37,500       $50,000       $62,500       $75,000
                150,000      15,000        30,000        45,000        60,000        75,000        90,000
                175,000      17,500        35,000        52,500        70,000        87,500       105,000
                200,000      20,000        40,000        60,000        80,000       100,000       120,000
                250,000      25,000        50,000        75,000       100,000       125,000       150,000
                300,000      30,000        60,000        90,000       120,000       150,000       180,000
                350,000      35,000        70,000       105,000       140,000       175,000       210,000
                400,000      40,000        80,000       120,000       160,000       200,000       240,000
                450,000      45,000        90,000       135,000       180,000       225,000       270,000
                500,000      50,000       100,000       150,000       200,000       250,000       300,000
                550,000      55,000       110,000       165,000       220,000       275,000       330,000
                600,000      60,000       120,000       180,000       240,000       300,000       360,000
                650,000      65,000       130,000       195,000       260,000       325,000       390,000
                675,000      67,500       135,000       202,500       270,000       337,500       405,000


        The pension plan benefits listed in the table above are not reduced for Social Security benefits or any other offset amount. As of January 1, 2002, Messrs. Meduski, Pike, Anderson, Somerville and Hartl had 18, 18, 15, 17 and 1 years of service with the Bank, respectively, for purposes of the pension plan.

        SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The Bank maintains individual supplemental executive retirement agreements with Messrs. Meduski and Pike to provide them with benefits that cannot be provided under the Bank's tax-qualified defined benefit pension plan (as described above) due to certain Code limitations. In addition, the Bank maintains a separate supplemental executive retirement plan through which Mr. Anderson is eligible to receive an "excess" benefit similar to those provided to Messrs. Meduski and Pike under their individual agreements. Mr. Meduski has also been designated as a participant under a separate provision of the supplemental executive retirement plan which provides him with a retirement benefit equal to 60% of his final average compensation for the three consecutive years which produce the highest average, reduced by the benefits payable to him under the pension plan and his individual supplemental retirement agreement. The benefits available under these arrangements are reflected in the pension plan table based on their current years of service and levels of compensation.

        The Bank's supplemental executive retirement plan also provides Messrs. Meduski, Pike and Anderson with a supplemental retirement benefit determined by reference to the participant's average annual benefits under the Bank's 401(k) plan, ESOP and a related ESOP excess benefit provision of the supplemental plan. With respect to the ESOP portion of the supplemental executive retirement plan, at retirement, the plan provides that a participant is entitled to receive a supplemental benefit equal to the average annual benefits the participant would have received with respect to the ESOP (including excess benefits) had the participant remained employed through the repayment of any ESOP loan outstanding as of his retirement, reduced by benefits actually accrued under the ESOP (including excess benefits) through the date of retirement. In the event of a change in control of the Company or the Bank (as defined in the plan), these benefits would be available to the participant on the same basis as if the participant had retired on the effective date of the change in control.

        INCENTIVE PLAN. The Company's stockholders adopted the Incentive Plan on October 2, 2000 and adopted amendments to the plan on May 14, 2001. It provides discretionary awards of options to purchase common stock and awards of restricted common stock to officers, directors and employees as determined by a committee of the Board of Directors. The following table lists all grants of options under the Incentive Plan to the current Named Executive Officers for fiscal year 2001 and contains certain information about potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.

FISCAL YEAR-END OPTION VALUES

        The following table provides certain information with respect to the number of shares of Company common stock represented by outstanding options held by those individuals as of December 31, 2001. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end stock price.


                                         NUMBER OF SECURITIES UNDERLYING         VALUE OF UNEXERCISED IN-THE-MONEY
                                    UNEXERCISED OPTIONS AT FISCAL YEAR-END(#)     OPTIONS AT FISCAL YEAR-END($)(1)
                                  --------------------------------------------  ------------------------------------
NAME                                      EXERCISABLE           UNEXERCISABLE      EXERCISABLE       UNEXERCISABLE
----                              ---------------------  ---------------------  ----------------  ------------------

Richard P. Meduski                               44,928                179,712        $369,533           $1,478,131
Charles L. Pike                                  22,464                 89,856         184,766              739,066

Douglas K. Anderson                              17,972                 71,884         147,820              591,246
Roger A. Somerville                               5,000                 20,000          41,125              164,500
Michael J. Hartl                                  2,000                  8,000          16,450               65,800

----------------------------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on December 31, 2001 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

COMMITTEE REPORTS

        The Reports of the Compensation and Audit Committees and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts, except to the extent the Company specifically incorporates this information by reference.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and the other executive officers of the Company. The disclosure requirements for these executive officers include the use of a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee has prepared the following report for inclusion in this proxy statement. Since the Company has no employees other than Bank employees who perform services for the Company without additional compensation, the Company's Compensation Committee evaluates the performance of each Named Executive Officer, including the Chief Executive Officer, and makes recommendations to the Board of Directors which reviews the recommendations and determines the compensation based on its report.

        COMPENSATION PRACTICES. The Company's executive compensation practices are intended to attract and retain qualified executives, to recognize and reward individual contributions and achievement and to offer a compensation package that is competitive in the financial industry and motivational to each individual executive. In furtherance of these objectives, the Company and the Bank maintain a compensation program for executive officers, which consists of a base salary and a bonus. The salary levels are intended to be consistent and competitive with the practices of other comparable financial institutions and each executive's level of responsibility. In making its determinations, the Compensation Committee utilizes surveys inter alia of compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by institutions of comparable size and characteristics primarily in Connecticut. Salary increases are aimed at reflecting the overall performance of the Company and the performance of the individual executive officer.

        A Board awarded discretionary bonus is also provided to executive officers. Such bonuses are subject to limitations as a percentage of salary and budget constraints. In addition, the named executive officers participate in other benefit plans available to all employees including the 401(k) Plan.

        LONG TERM INCENTIVE COMPENSATION. The Company maintains the Incentive Plan under which executive officers received grants and awards of common stock and options to purchase common stock of the Company. The specific grants of options for the Named Executive Officers are reflected in the Summary Compensation Table. The Board believes that stock ownership is a significant incentive in building stockholder value and in aligning the interests of employees with stockholders, since the value of this component of compensation increases as the common stock of the Company appreciates in value.

        COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. During the fiscal year ended December 31, 2001, Mr. Meduski's base salary was $350,000. In addition, he received a performance bonus of $195,000 and other compensation totaling $110,913 as set forth in the Summary Compensation Table appearing earlier in this proxy statement. This resulted in total compensation of $655,913. The Board of Directors believes that Mr. Meduski's compensation is appropriate based upon his performance in managing the Company and the Company's financial performance during the 2001 fiscal year.

                             COMPENSATION COMMITTEE

                           Eric A. Marziali, Chairman
                                 John G. Sommers
                                  A. Paul Berte
                               Sheila B. Flanagan
                                Gregory S. Wolff
                               Timothy J. Devanney


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        No executive officer of the Company or the Bank serves or has served as a member of the compensation committee of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank. No executive officer of the Company or the Bank serves or has served as a director of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank.

        STOCK PERFORMANCE GRAPH. The following graph compares the cumulative total stockholder return on the Company's common stock with the cumulative total return on the Nasdaq Index and with the SNL $1 Billion to $5 Billion Asset Thrift Index. The graph assumes that $100 was invested at the close of business on March 2, 2000, the initial day of trading of the Company's common stock. Total return assumes the reinvestment of all dividends.


                                 [GRAPH OMITTED]


                                                                            Period Ended
                                                   -----------------------------------------------------------------
                                                    3/02/00       6/30/00      12/31/00     6/30/01       12/31/01
                                                   ---------    ----------    ---------    ---------     -----------
Connecticut Bancshares, Inc....................      $100.00       $142.68      $178.05      $256.52        $256.74
The Nasdaq Index (U.S. Companies)..............       100.00         84.23        51.90        45.66          41.18
SNL $1 B to $5 B Asset Thrift Index............       100.00        104.43       135.47       178.12         193.14

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors is responsible for assisting the Board of Directors in fulfilling its responsibility to the stockholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee is comprised of six directors, each of whom is independent under National Association of Securities Dealer's listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors.

         The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the Company's audited consolidated financial statements for the year ended December 31, 2001 in the Company's Form 10-K filing with the Securities and Exchange Commission.

                                 AUDIT COMMITTEE

                             Jon L. Norris, Chairman
                                  A. Paul Berte
                               Timothy J. Devanney
                               Sheila B. Flanagan
                              John D. LaBelle, Jr.
                               Timothy J. Moynihan


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of beneficial securities ownership and changes in beneficial securities ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that during the year ended 2001, each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock.

--------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------

         LOANS AND EXTENSIONS OF CREDIT. Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee, and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of the Bank's capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.

         The Bank offers full-time employees of the Bank who satisfy certain criteria and the general underwriting standards of the Bank, mortgage loans with interest rates which may be up to 1% below the rates offered to the Bank's other customers (the "Employee Mortgage Rate Program" or "EMR"). The EMR is limited to the purchase, construction or refinance of an employee's owner-occupied primary residence. The EMR normally ceases upon termination of employment or if the property is no longer the employee's primary residence. Upon termination of the EMR, the interest rate reverts to the contract rate in effect at the time that the loan was extended. All other terms and conditions contained in the original mortgage and note continue to remain in effect. With the exception of EMR loans, the Bank's policy provides that all loans made by the Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The aggregate amount of loans by the Bank to its executive officers and directors was approximately $6.8 million at December 31, 2001, all of which were performing according to their original terms at December 31, 2001.

         OTHER TRANSACTIONS. Mr. Anderson, the Bank's President and the Company's Executive Vice President, is a director and a significant shareholder of Open Solutions, Inc., the Bank's computer software provider. For the year ended December 31, 2001, the Bank paid fees of $1,402,753 to Open Solutions, Inc.

         The Bank uses the services of the law firms of LaBelle, LaBelle, Naab & Horvath, P.C. and Woodhouse, Rubinow & Macht, P.C. Messrs. LaBelle and Rubinow, directors of the Company and the Bank, are partners of each of their respective firms. Both law firms are used for a variety of legal work in the ordinary course of the Bank's business. Payments by the Bank to Mr. LaBelle's law firm totaled $3,033 for the year ended December 31, 2001. Payments by the Bank to Mr. Rubinow's law firm totaled $20,925 for the year ended December 31, 2001.

         The Company uses Allied Printing Services, Inc. for various printing services, including the printing of the Company's Proxy Statement and Annual Report to Stockholders. Mr. Sommers is the President of Allied Printing Services, Inc. Total payments by the Company to Allied Printing Services, Inc. totalled $246,315 for the year ended December 31, 2001.

--------------------------------------------------------------------------------
           PROPOSAL 2 -- APPROVAL OF THE CONNECTICUT BANCSHARES, INC.
                          2002 EQUITY COMPENSATION PLAN
--------------------------------------------------------------------------------

GENERAL

         The Board of Directors of the Company approved the 2002 Equity Compensation Plan (the "Plan") on March 25, 2002, subject to ratification by the Company's stockholders. The Board of Directors believes that the granting of stock options and restricted stock awards is an important component of the Company's overall compensation philosophy. In order to continue to be able to attract and retain employees and Board members, the Company must have the ability to offer market competitive, long-term compensation opportunities. The Board believes that the availability of stock-based benefits is a key component in this strategy and that this strategy also furthers the objective of aligning the interests of management and Company shareholders.

         Like the Company's 2000 Stock-Based Incentive Plan approved by stockholders on October 2, 2000, the Plan will allow the Company to use stock options and restricted stock to reward performance and build the participants' equity interests in the Company by providing long-term incentives and rewards to officers, employees and directors who provide services to the Company and its subsidiaries and who contribute to the success of the Company by their innovation, ability, industry, loyalty and exceptional service. The Company's 2000 Stock-Based Incentive Plan provided for the issuance of 1,123,200 shares of Company common stock upon the exercise of incentive and non-statutory stock options and 449,280 shares of Company common stock upon the grant of restricted stock awards. Currently, 77,644 shares of Company common stock remain available for the grant of stock options under the 2000 Stock-Based Incentive Plan and no shares remain available for the grant of restricted stock awards. The weighted average remaining term for outstanding stock options and restricted stock awards under the 2000 Stock-Based Incentive Plan is 8.99 years and 4.0 years, respectively.

         The following summary is a brief description of the material features of the Plan. This summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A.

SUMMARY OF THE PLAN

         TYPE OF AWARDS. The Plan provides for the grant of incentive stock options ("ISOs"), within the meaning of Section 422 of the Code, Non-Qualified Stock Options ("NQSOs"), which do not satisfy the requirements for ISO treatment, and Restricted Stock Awards ("RSAs").

         ADMINISTRATION. The Plan is administered by the Compensation Committee of the Company's Board of Directors. Subject to the terms of the Plan and resolutions of the Board of Directors, the Committee interprets the Plan and is authorized to make all determinations and decisions thereunder. The Compensation Committee also determines the participants to whom stock options and RSAs will be granted, the type of stock options that will be granted, the amount of stock options and RSAs that will be granted and the terms and conditions applicable to such awards.

         PARTICIPANTS. All employees and Directors of the Company and its subsidiaries, as well as other persons who render services to the Company, are eligible to participate in the Plan.

         NUMBER OF SHARES OF COMMON STOCK AVAILABLE. The Company has reserved 843,750 shares of common stock for issuance under the Plan. Of that amount, no more than 168,750 shares may be used for RSA grants. However, up to 843,750 shares may be granted as stock options. Shares of common stock to be issued under the Plan may be either authorized but unissued shares, or reacquired shares held by the Company in its treasury. Any shares subject to a stock option which expires or is terminated unexercised or an unvested or canceled restricted stock award will again be available for issuance under the Plan.

         TERMS OF STOCK OPTION GRANTS. The exercise price of each ISO or NQSO will not be less than 100% of the fair market value of the Company common stock on the date the ISO or NQSO is granted. The plan does not permit the repricing of previously granted stock options or the cancellation and regrant of stock options without stockholder approval. The aggregate fair market value of the shares for which ISOs granted to any employee may be exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and its subsidiaries) may not exceed $100,000.

         Under accounting principles generally accepted in the United States of America, compensation expense is generally not recognized with respect to the award of options to officers and employees of the Company and its subsidiaries.

         The exercise price of an option may be paid in cash, common stock or other property, by the surrender of all or part of the option being exercised, by the immediate sale through a broker of the number of shares being acquired sufficient to pay the purchase price, or by a combination of these methods, as and to the extent permitted by the Compensation Committee.

         Under the Plan, the Compensation Committee may permit participants to transfer options to eligible transferees (as such eligibility is determined by the Compensation Committee). Each option may be exercised during the holder's lifetime, only by the holder or the holder's guardian or legal representative, and after death only by the holder's beneficiary or, absent a beneficiary, by the estate or by a person who acquired the right to exercise the option by will or the laws of descent and distribution. Options may become exercisable in full at the time of grant or at such other times and in such installments as the Compensation Committee determines or as may be specified in the Plan. Options may be exercised during periods before and after the participant terminates employment, as the case may be, to the extent authorized by the Compensation Committee or specified in the Plan. However, no option may be exercised after the tenth anniversary of the date the option was granted. The Compensation Committee may, at any time and without additional consideration, accelerate the date on which an option becomes exercisable.

         TERMS OF RESTRICTED STOCK AWARDS. Subject to the terms of the Plan, the Compensation Committee has the authority to determine the number of shares subject to an RSA and the dates on which an RSA will vest.

         RSA recipients may also receive amounts equal to accumulated cash and stock dividends or other distributions (if any) with respect to the shares awarded in the form of restricted stock. In addition, RSA recipients may direct the voting of shares of common stock awarded to them.

         RSAs vest in accordance with the terms of the Plan and as specified in each RSA recipient's award agreement. The Compensation Committee may, at any time and without additional consideration, accelerate the time period in which an RSA vests. RSAs are transferable only by will or the laws of descent and distribution.

         EFFECT OF A CHANGE IN CONTROL. In the event of a change in control (as defined in the Plan) each outstanding stock option grant and RSA will become fully vested. Vested stock options will remain exercisable for their unexpired term.

         TERM OF THE PLAN. The Plan will be effective upon shareholder approval. The Plan will expire on the tenth anniversary of the effective date, unless terminated sooner by the Board.

         AMENDMENT OF THE PLAN. The Plan allows the Board to amend the Plan in certain respects without stockholder approval, unless such approval is required to comply with a tax law, regulatory requirement or specific provision of the Plan.

         CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following brief description of the material tax consequences of stock options and restricted stock awards granted under the Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

         STOCK OPTIONS. There are generally no federal income tax consequences either to the optionee or to the Company upon the grant of an ISO or NQSO. On the exercise of an ISO during employment or within three months thereafter, the optionee will not recognize any income and the Company will not be entitled to a deduction, although the excess of the fair market value of the shares on the date of exercise over the option price is includible in the optionee's alternative minimum taxable income, which may give rise to alternative minimum tax liability for the optionee. Generally, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two year and one year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.

         On exercise of an NQSO, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the optionee as ordinary income and deductible by the Company, provided the Company properly withholds taxes in respect of the exercise. This disposition of shares acquired upon the exercise of a NQSO will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

         RESTRICTED STOCK AWARDS. A participant who has been awarded restricted stock under the plan and does not make an election under Section 83(b) of the Code will not recognize taxable income at the time of the award. At the time any transfer or forfeiture restrictions applicable to the RSA lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the fair market value of the stock at such time. Any dividend paid to the recipient on the restricted stock at or prior to such time will be ordinary compensation income to the recipient and deductible as such by the Company.

         An RSA recipient who makes an election under Section 83(b) of the Code will recognize ordinary income at the time of the award and the Company will be entitled to a corresponding deduction equal to the fair market value of the stock at such time. Any dividends subsequently paid to the recipient on the restricted stock will be dividend income to the recipient and not deductible by the Company. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time any applicable transfer or forfeiture restrictions lapse.

         NEW PLAN BENEFITS. The Company anticipates that grant of stock options and restricted stock awards will be made to non-employee directors, officers and employees on or after the effective date of the Plan at levels consistent with other peer institutions. However, the Board has not made specific determinations regarding the timing or size of individual awards.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE CONNECTICUT BANCSHARES, INC. 2002 EQUITY COMPENSATION PLAN.

--------------------------------------------------------------------------------
               PROPOSAL 3 -- RATIFICATION OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

GENERAL

         Arthur Andersen LLP served as the Company's independent auditors for the fiscal year ended December 31, 2001. A representative of Arthur Andersen LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so. The Board of Directors has appointed Deloitte & Touche LLP to be the Company's independent auditors for the fiscal year ending December 31, 2002, subject to the ratification by stockholders. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

         If the ratification of the appointment of independent auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, the Board of Directors would consider other independent public accountants. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

CHANGE IN INDEPENDENT AUDITORS

         On April 2, 2002, the Company's Board of Directors, at the recommendation of its Audit Committee, terminated the engagement of Arthur Andersen LLP and engaged Deloitte & Touche LLP as the Company's certifying accountants. The report of Arthur Andersen LLP on the Company's financial statements for either of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years and the subsequent interim period preceding the date of termination of the engagement of Arthur Andersen LLP, the Company was not in disagreement with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its report. Furthermore, during this same time period, Arthur Andersen LLP did not advise, and has not indicated to the Company that it had reason to advise, the Company of any "reportable event" as that term is defined in Item 304(a) of Securities and Exchange Commission Regulation S-K. The Company has not consulted with Deloitte & Touche LLP during the Company's two most recent fiscal years nor during any subsequent interim period prior to Deloitte & Touche LLP's engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

AUDIT FEES


         The following table sets forth the fees billed to the Company for the fiscal year ended December 31, 2001 by Arthur Andersen LLP:

         Audit Fees.................................                    $147,030

         All other fees(1)..........................                     185,015
                                                                        --------
                                                                        $332,045
                                                                        ========
       ------------------
       (1) Includes $101,015 for tax-related and other services and $84,000 for the acquisition of First Federal Savings and Loan Association of East Hartford.

         The Audit Committee has considered whether the provision of non-audit services to the Company by Arthur Andersen LLP is compatible with maintaining Arthur Andersen LLP's independence.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The Company will pay the cost of solicitation of proxies on behalf of its Board of Directors. In addition to soliciting proxies by mail, Georgeson Shareholder Communications Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting and will be paid a fee of $6,500, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and the Bank without any additional compensation. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to, and obtain proxies from, the beneficial owners, and will reimburse those record holders for their reasonable expenses in doing so.

         The Company's Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on March 25, 2002. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

         A COPY OF THE COMPANY'S FORM 10-K (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE CLOSE OF BUSINESS ON MARCH 25, 2002 UPON WRITTEN REQUEST TO CAROLE L. YUNGK, CORPORATE SECRETARY, CONNECTICUT BANCSHARES, INC., 923 MAIN STREET, MANCHESTER, CONNECTICUT 06040.

--------------------------------------------------------------------------------
                      STOCKHOLDER PROPOSALS AND NOMINATIONS
--------------------------------------------------------------------------------

         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2003 Annual Meeting of Stockholders, a stockholder proposal must be received by the Corporate Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than December 10, 2002. If such annual meeting is held on a date more than 30 calendar days from May 16, 2003, a stockholder's proposal must be received by a reasonable time before the Company begins to print and mail its proxy materials for such annual meeting. Any such proposal will be subject to the proxy rules of the Securities and Exchange Commission.

         The Bylaws of the Company set forth the procedures by which a stockholder may properly bring business before a meeting of stockholders, including director nominations. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Corporate Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. In order for a stockholder to bring business before the Company's 2003 Annual Meeting of Stockholders, the Company would have to receive notice of such business not later than February 15, 2003, assuming the 2003 Annual Meeting is held on May 16, 2003 and that the Company provides at least 100 days notice of the date of the meeting. The advance notice by stockholders must include certain information required by the Bylaws. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. A copy of the Bylaws may be obtained from the Company. Notwithstanding the advance notice provisions of the Company's Bylaws, the Company is not required to include in its proxy statement or proxy related to any annual meeting a shareholder proposal that fails to meet all of the requirements of the proxy rules of the Securities and Exchange Commission in effect when the Company receives any such proposal.

                               BY ORDER OF THE BOARD OF DIRECTORS

                               /s/ Carole L. Yungk

                               Carole L. Yungk
                               Corporate Secretary

Manchester, Connecticut
April 9, 2002

                                                                      APPENDIX A
                          CONNECTICUT BANCSHARES, INC.
                          2002 EQUITY COMPENSATION PLAN

1.       DEFINITIONS.
         -----------

         (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

         (b) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options and Stock Awards.

         (c) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

         (d) "Bank" means The Savings Bank of Manchester, a
Connecticut-chartered savings bank.

         (e) "Board of Directors" means the board of directors of the Holding Company.

         (f) "Change in Control" of the Bank or the Holding Company shall mean an event of a nature that: (i) would be required to be reported in response to
Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); (ii) results in a Change in Control of the Bank or the Holding Company within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Federal Deposit Insurance Corporation ("FDIC") at 12 C.F.R. ss. 303.4(a), with respect to the Bank, and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), with respect to the Holding Company, as in effect on the date of this Agreement; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries, (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs or is effectuated in which the Bank or Holding Company is not the resulting entity, or
(D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Bank or Holding Company then outstanding.

         (g) "Code" means the Internal Revenue Code of 1986, as amended.

         (h) "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

         (i) "Common Stock" means the common stock of the Holding Company, par value $.01 per share.

         (j) "Date of Grant" means the effective date of an Award.

         (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his or her duties or responsibilities to the Holding Company or an Affiliate.

         (l) "Effective Date" means the date the Plan is approved by shareholders.

         (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

         (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

         (p) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

             (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the closing price reported for such date;

             (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

             (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

         (q) "Holding Company" means Connecticut Bancshares, Inc., a Delaware corporation.

         (r) "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of Section 422 of the Code.

         (s) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

         (t) "Option" means an Incentive Stock Option or Non-Statutory Stock Option.

         (u) "Outside Director" means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

         (v) "Participant" means any person who holds an outstanding Award.

         (w) "Performance Award" means an Award granted to a Participant pursuant to Section 9 of the Plan.

         (x) "Plan" means this Connecticut Bancshares, Inc. 2002 Equity Compensation Plan.

         (y) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. "Retirement" with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director's intention to retire.

         (z) "Stock Award" means an Award granted to a Participant pursuant to
Section 8 of the Plan.

         (aa) "Termination for Cause" means termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Holding Company and/or any subsidiary of the Holding Company and a Participant.

         (bb) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

         (cc) "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.       ADMINISTRATION.
         --------------

         (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he or she satisfies: (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested, that may grant Awards and administer the Plan with respect to Employees, Outside Directors, and other individuals who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

         (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

         (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan.

         In particular and at a minimum, the Committee shall set forth in each Award Agreement:

                  (i) the type of Award granted;
                  (ii) the Exercise Price of any Option;
                  (iii) the number of shares subject to the Award;
                  (iv) the expiration date of the Award;
                  (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and
                  (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award.

         (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan.

3.       TYPES OF AWARDS.
         ---------------

         The following Awards may be granted under the Plan:

         (a)      Non-Statutory Stock Options.
         (b)      Incentive Stock Options.
         (c)      Stock Awards.

4.       STOCK SUBJECT TO THE PLAN.
         -------------------------

         Subject to adjustment as provided in Section 13 of the Plan, the number of shares reserved for awards under the Plan is 843,750 including for purchase pursuant to the exercise of Options (Incentive Stock Options and Non-Statutory Stock Options); provided, however, that no more than 168,750 may be used for grants of Restricted Stock Awards. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Holding Company. Shares underlying outstanding awards will be unavailable for any other use, including future grants under the Plan, except that, to the extent the awards terminate, expire or are forfeited without vesting or having been exercised, new awards may be granted with respect to these shares subject to the limitations set forth in this Section 4.

5.       ELIGIBILITY.
         -----------

         Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Holding Company or an Affiliate, as it sees fit.

6.       NON-STATUTORY STOCK OPTIONS.
         ---------------------------

         The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Exercise Price. The Committee shall determine the Exercise Price of each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) Terms of Non-Statutory Stock Options. The Committee shall determine the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

         (c) Non-Transferability. Unless otherwise determined by the Committee in accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family; or (c) a transfer to the SBM Charitable Foundation, Inc. For purposes of this
Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

         (d) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (e) Termination of Employment or Service (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement, or, if sooner, until the expiration of the term of the Non-Statutory Stock Option.

         (f) Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period of one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (g) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (h) Acceleration Upon a Change in Control. In the event of a Change in Control, all Non-Statutory Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Non-Statutory Stock Option regardless of termination of employment or service.

         (i) Payment. Payment due to a Participant upon the exercise of a Non-Statutory Stock Option shall be made in the form of shares of Common Stock.

7.       INCENTIVE STOCK OPTIONS.
         -----------------------

         The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Exercise Price. The Committee shall determine the Exercise Price of each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) Amounts of Incentive Stock Options. To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding

Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

         (c) Terms of Incentive Stock Options. The Committee shall determine the term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

         (d) Non-Transferability. No Incentive Stock Option shall be transferable except by will or the laws of descent and distribution and is exercisable, during his or her lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

         (e) Termination of Employment (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (f) Termination of Employment (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement, or, if sooner, until the expiration of the term of the Incentive Stock Option. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Participant exercises such Option more than three
(3) months following the Participant's cessation of employment.

         (g) Termination of Employment (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (h) Termination of Employment (Termination for Cause). Unless otherwise determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (i) Acceleration Upon a Change in Control. In the event of a Change in Control all Incentive Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Incentive Stock Option regardless of termination of employment. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Participant exercises such Stock Options more than (3) months from the Participant's cessation of employment.

         (j) Payment. Payment due to a Participant upon the exercise of an Incentive Stock Option shall be made in the form of shares of Common Stock.

         (k) Disqualifying Dispositions. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) within 10 days of such disposition.

8.        STOCK AWARDS.
          ------------

         The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Grants of the Stock Awards. Stock Awards may only be made in whole shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

         (b) Terms of the Stock Awards. The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

         (c) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

         (d) Termination of Employment or Service (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

         (e) Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

         (f) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

         (g) Acceleration Upon a Change in Control. In the event of a Change in Control all unvested Stock Awards held by a Participant shall immediately vest.

         (h) Issuance of Certificates. Unless otherwise held in Trust and registered in the name of the Trustee, reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Connecticut Bancshares, Inc. 2002 Equity Compensation Plan and Award Agreement entered into between the registered owner of such shares and Connecticut Bancshares, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Connecticut Bancshares, Inc., 923 Main Street, Manchester, Connecticut 06040."

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(h), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

         (i) Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

                  (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

                  (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his or her lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

                  (iii) If a recipient of a Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

         (j) Treatment of Dividends. Whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan (or at such other time as the Committee may determine with respect to a Participant), such Participant or beneficiary shall also be entitled to receive, with respect to each such share awarded, a payment equal to any cash dividends or other distributions and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends or other distributions falls on or after the date a Stock Award is granted. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.

         (k) Voting of Stock Awards. After a Stock Award has been granted but for which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

         (l) Payment. Payment due to a Participant upon the redemption of a Stock Award shall be made in the form of shares of Common Stock.

9.       DEFERRED PAYMENTS.
         -----------------

         The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any payment under the Plan otherwise due upon exercise of an Option. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

10.      METHOD OF EXERCISE OF OPTIONS.
         -----------------------------

         Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the day immediately preceding the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

11.      RIGHTS OF PARTICIPANTS.
         ----------------------

         No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

12.      DESIGNATION OF BENEFICIARY.
         --------------------------

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

13.      DILUTION AND OTHER ADJUSTMENTS.
         ------------------------------

         In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

         (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-Statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

14.      TAXES.
         -----

         (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing; provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan. Furthermore, Participants may direct the Committee to instruct the Trustee to sell shares of Common Stock to be delivered upon the payment of an Award to satisfy tax obligations.

         (b) If any disqualifying disposition described in Section 7(k) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 16 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

15.      NOTIFICATION UNDER SECTION 83(b).
         --------------------------------

         The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

16.      AMENDMENT OF THE PLAN AND AWARDS.
         --------------------------------

         (a) Except as provided in paragraph (c) of this Section 16, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided, however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification or approval. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

         (b) Except as provided in paragraph (c) of this Section 16, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

         (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of allowing any Option to be granted with an Exercise Price below the Fair Market Value of the Common Stock on the Date of Grant.

         (d) Except to the extent and solely for the reasons set forth in
Section 13 of the Plan, Options granted under this Plan may not, without the prior approval of the Company's shareholders, be repriced, replaced or regranted either through cancellation of a previously granted Option and issuance of a new Option or by lowering the Exercise Price of a previously granted Option.

17.      EFFECTIVE DATE OF PLAN.
         ----------------------

         The Incentive Plan shall become effective immediately upon the affirmative vote of a majority of the votes cast at the Company's 2002 annual meeting of shareholders.

18.      TERMINATION OF THE PLAN.
         -----------------------

         The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; or (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

19.      APPLICABLE LAW.
         --------------

         The Plan will be administered in accordance with the laws of the State of Delaware to the extent not pre-empted by applicable federal law.

                                 REVOCABLE PROXY
                          CONNECTICUT BANCSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 16, 2002
                              2:00 P.M., LOCAL TIME
                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                            PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL
---------------

         Please complete, date, sign and promptly mail this proxy in the enclosed postage-paid envelope.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
-------------------------------------------

         Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and proxy card available when you call.

TO VOTE BY INTERNET
-------------------

         Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

                       YOUR CONTROL NUMBER IS: [___________]

Note: Your telephone/Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. If you vote by telephone or Internet, DO NOT mail your proxy.

         The undersigned hereby appoints the official proxy committee of Connecticut Bancshares, Inc. (the "Company"), consisting of A. Paul Berte, John
D. LaBelle, Jr., Richard P. Meduski, John G. Sommers, Thomas E. Toomey, Jon L. Norris, Laurence P. Rubinow, Gregory S. Wolff and Timothy J. Moynihan, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on May 16, 2002, at 2:00 p.m., Local Time, at The Colony, 51 Hartford Turnpike, Route 83, Vernon, Connecticut, and at any and all adjournments or postponements of the meeting, with all of the powers the undersigned would possess if personally present at such meeting as follows:

         1. The election as directors of all nominees listed (unless the "FOR" box is marked and the instructions below are complied with).

         Timothy J. Devanney, Sheila B. Flanagan, Eric A. Marziali and William
         D. O'Neill


                  FOR all nominees                     WITHHELD AUTHORITY
                  listed at right                      to vote for all nominees
                  (except as marked to                 listed at right
                  the contrary below)

                         [ ]                                   [ ]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

         2. The approval of the Connecticut Bancshares, Inc. 2002 Equity Compensation Plan.

                  FOR                   AGAINST                 ABSTAIN
                  ---                   -------                 -------

                  [ ]                     [ ]                     [ ]


         3. The ratification of the appointment of Deloitte & Touche LLP as independent auditors of Connecticut Bancshares, Inc. for the year ending December 31, 2002.

                  FOR                   AGAINST                 ABSTAIN
                  ---                   -------                 -------

                  [ ]                     [ ]                     [ ]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

         THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PERSONS NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

         The undersigned acknowledges receipt from the Company, before the execution of this proxy, of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 9, 2002 and an Annual Report to Stockholders.


                                     Dated:_ _ _ _ _ _ _ _ _ _ _ , 2002



                                     ----------------------------------
                                     SIGNATURE OF SHAREHOLDER



                                     -----------------------------------
                                     SIGNATURE OF CO-HOLDER (IF ANY)


Note: Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Dear ESOP Participant:

         On behalf of the Board of Directors of Connecticut Bancshares, Inc. (the "Company"), I am forwarding you the attached YELLOW vote authorization form provided for the purpose of conveying your voting instructions to Eastern Bank and Trust Company (the "ESOP Trustee") on the proposals to be presented at the Annual Meeting of Stockholders of Connecticut Bancshares, Inc. to be held on May 16, 2002. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Connecticut Bancshares, Inc. Stockholders and a copy of the Company's Annual Report to Stockholders.

         As a participant in The Savings Bank of Manchester Employee Stock Ownership Plan (the "ESOP"), you are entitled to vote all shares of Company common stock allocated to your account as of March 25, 2002. All allocated shares of Company common stock will be voted as directed by participants, as long as participants' instructions are received by the ESOP Trustee by May 9, 2002. If you do not direct the ESOP Trustee as to how to vote the shares of Company common stock allocated to your ESOP account, the ESOP Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

         In order to direct the voting of the shares of Company common stock allocated to your account under the ESOP, please complete and sign the attached YELLOW vote authorization form and return it in the enclosed postage-paid envelope no later than May 9, 2002. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or The Savings Bank of Manchester.

                                                               Sincerely,

Name:_ _ _ _ _ _ _ _ _ _ _
Shares:_ _ _ _ _ _ _ _ _ _

                             VOTE AUTHORIZATION FORM
                             -----------------------

         I understand that Eastern Bank & Trust Company, the ESOP Trustee, is the holder of record and custodian of all shares allocated to me of Connecticut Bancshares, Inc. (the "Company") common stock under The Savings Bank of Manchester Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 16, 2002.

         Accordingly, you are to vote my shares as follows:

         1. The election as directors of all nominees listed (unless the "FOR" box is marked and the instructions below are complied with).

                  Timothy J. Devanney, Sheila B. Flanagan, Eric A. Marziali and William D. O'Neill

                  FOR all nominees                WITHHOLD AUTHORITY
                  listed above (except            to vote for all nominees
                  as marked to the                listed above
                  contrary below)

                        [ ]                               [ ]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------


         2. The approval of the Connecticut Bancshares, Inc. 2002 Equity Compensation Plan.

                  FOR                  AGAINST                  ABSTAIN
                  ---                  -------                  -------

                  [ ]                    [ ]                      [ ]


         3. The ratification of the appointment of Deloitte & Touche LLP as independent auditors of Connecticut Bancshares, Inc. for the year ending December 31, 2002.

                  FOR                  AGAINST                  ABSTAIN
                  ---                  -------                  -------

                  [ ]                    [ ]                      [ ]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

         The ESOP Trustee is hereby authorized to vote any shares allocated to me in its trust capacity as indicated above.

---------------------------------           ------------------------------------
                  Date                                     Signature

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY NO LATER THAN MAY 9, 2002.

Dear Savings Plan Participant:

         On behalf of the Board of Directors, I am forwarding to you the attached GREEN vote authorization form for the purpose of conveying your voting instructions to Eastern Bank and Trust Company (the "Employer Stock Fund Trustee") on the proposals presented at the Annual Meeting of Stockholders of Connecticut Bancshares, Inc. (the "Company") on May 16, 2002. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and the Connecticut Bancshares, Inc. Annual Report to Stockholders.

         As an investor in the Connecticut Bancshares, Inc. Stock Fund (the "Employer Stock Fund") you are entitled to vote all shares of Company common stock credited to your account in The Savings Bank of Manchester Savings Plan (the "Savings Plan"). The Employer Stock Fund Trustee will vote the Company common stock credited to your account as directed by you if your instructions are received by May 9, 2002.

         At this time, in order to direct the voting of shares of Company common stock credited to your account in the Savings Plan, please complete and sign the attached GREEN voting instruction card and return it in the enclosed postage-paid envelope. The Employer Stock Fund Trustee must receive your instructions by May 9, 2002. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or The Savings Bank of Manchester.

                                       Sincerely,

Name:_ _ _ _ _ _ _ _ _ _ _
Shares:_ _ _ _ _ _ _ _ _ _

                             VOTE AUTHORIZATION FORM
                             -----------------------

         I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 16, 2002.

         Accordingly, the Employer Stock Fund Trustee is to vote my shares of Common Stock as follows:

         1. The election as directors of all nominees listed (unless the "FOR" box is marked and the instructions below are complied with).

         Timothy J. Devanney, Sheila B. Flanagan, Eric A. Marziali and William
         D. O'Neill

                  FOR all nominees                WITHHOLD AUTHORITY
                  listed above (except            to vote for all nominees
                  as marked to the                listed above
                  contrary below)

                         [ ]                               [ ]


INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

         2. The approval of the Connecticut Bancshares, Inc. 2002 Equity Compensation Plan.

                  FOR                  AGAINST                  ABSTAIN
                  ---                  -------                  -------

                  [ ]                    [ ]                      [ ]

         3. The ratification of the appointment of Deloitte & Touche LLP as independent auditors of Connecticut Bancshares, Inc. for the year ending December 31, 2002.

                  FOR                  AGAINST                  ABSTAIN
                  ---                  -------                  -------

                  [ ]                    [ ]                      [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

         The Employer Stock Fund Trustee is hereby authorized to vote any shares credited to me in its trust capacity as indicated above.

---------------------------------           ------------------------------------
             Date                                          Signature

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY NO LATER THAN MAY 9, 2002.

Dear Stock Award Recipient:

         On behalf of the Board of Directors of Connecticut Bancshares, Inc. (the "Company"), I am forwarding you the BLUE attached vote authorization form provided for the purpose of conveying your voting instructions to Eastern Bank and Trust Company (the "Incentive Plan Trustee") on the proposals to be presented at the Annual Meeting of Stockholders of Connecticut Bancshares, Inc. to be held on May 16, 2002. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Connecticut Bancshares, Inc. Stockholders and a copy of the Company's Annual Report to Shareholders.

         As a recipient of a Stock Award under the Connecticut Bancshares, Inc. 2000 Stock-Based Incentive Plan (the "Incentive Plan"), you are entitled to vote all shares of restricted Company common stock awarded to you under the Incentive Plan that are unvested as of March 25, 2002. The Incentive Plan Trustee will vote these unvested shares of Company common stock held in the Incentive Plan Trust in accordance with instructions it receives from you and other Stock Award Recipients.

         In order to direct the voting of the unvested shares of Company common stock awarded to you under the Incentive Plan, you must complete and sign the attached BLUE vote authorization form and return it in the enclosed postage-paid envelope no later than May 9, 2002.

                                                              Sincerely,

Name:_ _ _ _ _ _ _ _ _ _ _
Shares:_ _ _ _ _ _ _ _ _ _

                             VOTE AUTHORIZATION FORM
                             -----------------------

         I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 16, 2002.

         Accordingly, the Incentive Plan Trustee is to vote my shares of Common Stock as follows:

         1. The election as directors of all nominees listed (unless the "FOR" box is marked and the instructions below are complied with).

                  Timothy J. Devanney, Sheila B. Flanagan, Eric A. Marziali and William D. O'Neill

                  FOR all nominees                WITHHOLD AUTHORITY
                  listed above (except            to vote for all nominees
                  as marked to the                listed above
                  contrary below)

                         [ ]                              [ ]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------


         2. The approval of the Connecticut Bancshares, Inc. 2002 Equity Compensation Plan.

                  FOR                  AGAINST                   ABSTAIN
                  ---                  -------                   -------

                  [ ]                    [ ]                       [ ]


         3. The ratification of the appointment of Deloitte & Touche LLP as independent auditors of Connecticut Bancshares, Inc. for the year ending December 31, 2002.

                  FOR                  AGAINST                  ABSTAIN
                  ---                  -------                  -------

                  [ ]                    [ ]                       [ ]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

         The Incentive Plan Trustee is hereby authorized to vote any shares awarded to me in its trust capacity as indicated above.

-----------------------------------         ------------------------------------
                  Date                                     Signature

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY NO LATER THAN MAY 9, 2002.